Exhibit 10.02

Supplementary Agreement to

Partnership Agreement of

Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.)

This Supplementary Agreement (hereinafter referred to as “this Agreement”) is executed on June 15, 2020 by and between:

General Partner: China Fortune-Tech Capital Co., Ltd. (hereinafter referred to as “GP”); and

Limited Partners: Shanghai Sinyang Semiconductor Materials Co., Ltd, Advanced Micro-Fabrication Equipment Inc. China, Zing Semiconductor Corporation, Montage-Tech Investment Co., Ltd., Tianjin Zhonghuan Semiconductor Co., Ltd., Will Semiconductor Co., Ltd., Shenzhen Goodix Technology Co., Ltd., Giantec Semiconductor Corporation, Anji Microelectronics Technology (Shanghai) Co., Ltd., Allwinner Technology Co., Ltd., ACM Research (Shanghai), Inc., Shanghai Laimu Electronic Limited by Share Ltd, PNC Process Systems Co., Ltd., and Konfoong Materials International Co., Ltd.

WHEREAS:

(A)
The GP and all Limited Partners (collectively referred to as “LPs”) signed a Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.) (hereinafter referred to as “Partnership Agreement”) on June 9, 2020 to agree on the matters relating to the establishment of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.) (hereinafter referred to as “Partnership Enterprise”); and

(B)	The Parties intend to set forth supplementary provisions on the investment decisions and income distributions to be implemented by the Partnership Enterprise with respect to the investment projects.

NOW, THEREFORE, through friendly negotiation, the Parties hereby agree as follows:

1. About the Investment Project

1.1	Special foundation

1.1.1
The Parties unanimously acknowledge and agree that the Partnership Enterprise sets up a special fund to invest specifically in the strategic placement of shares of Semiconductor Manufacturing International Corporation (SMIC) (hereinafter referred to as “Project Company”) to be listed on the SSE STAR Market (hereinafter referred to as “Investment Project”). All the Parties shall keep the information herein strictly confidential. Before the Project Company publicly discloses its listing on the SSE STAR Market and strategic placement, no Party shall publicly disclose the information in any form. Considering that early disclosure will bring material adverse effect on the implementation of the Investment Project, in case that the LP is required to disclose the information due to a written request from the securities regulatory departments or other mandatory requirements, the LP shall actively communicate with the securities regulatory departments to obtain an exemption from or postponement of disclosing, and the GP and the LPs shall communicate to agree on response measures and plans.

1.1.2
In case that the Partnership Enterprise fails to be record-filed or approved by the Asset Management Association of China (AMAC) or fails to obtain a strategic placement quota of the Investment Project, the GP shall arrange the Partnership Enterprise to refund the capital contribution and the actually accrued bank deposit interest for the corresponding period to all Partners, and the GP shall refund the received management fee to the Partnership Enterprise. In case that the custodian fee cannot be refunded due to restrictions of the business rules of the Custodian Bank, the custodian fee that the Custodian Bank has received shall be apportioned to all Partners in proportion to the paid-in capital contribution and deducted from the refundable money.

1.1.3
In case that, after completion of investment in the Investment Project and deduction of the payable taxes, the surplus cash held by the Partnership Enterprise exceeds RMB 1 million because the investment quota available distributed from the Investment Project to the Partnership Enterprise is insufficient or due to round-down of the number of shares during the implementation of the strategic placement, the surplus cash shall be refunded to all Partners in proportion to each Partner’s paid-in capital contribution to the Partnership Enterprise within 15 business days after the Partnership Enterprise completes the investment in the Investment Project.

1.2	Capital contribution by the GP

1.2.1
The Parties unanimously acknowledge and agree that the amount (RMB 5 million) of the capital contribution subscribed by the GP under the Partnership Agreement and specified in the industrial and commercial registration information serves the only purpose of meeting the requirements of the Partnership Agreement and the requirements on the completeness of the industrial and commercial registration information. To meet the regulatory requirements imposed by the regulatory departments on the Investment Project, the GP does not actually make paid-in capital contributions to the Partnership Enterprise. Neither party shall require GP to assume any liability for breach of contract or other liabilities for such excuses.

1.2.2
For purpose of clarity, the GP does not participate in the apportioning of stock assets under this Agreement or the distribution of investment income under the Partnership Agreement and this Agreement; but the Partnership Enterprise still needs to pay the GP the management fee in accordance with the Partnership Agreement in an amount receivable as a Fund Manager.

2. Investment Decision-making Mechanism

2.1	Project investment decision-making

2.1.1
The Parties hereby unanimously agree that the Partnership Enterprise will participate in the Investment Project, and the GP will act on behalf of the Partnership Enterprise to invest in the Investment Project in accordance with the laws and regulations and business rules on the strategic placement of listing on the SSE STAR Market and the requirements of the intermediary agencies that act for listing of the Project Company on the SSE STAR Market. When necessary, the GP may, in the GP’s name or in the name of the Partnership Enterprise, provide relevant documents to the outside to reflect the investment decisions of the Partnership Enterprise on Investment Project.

2.1.2
All the LPs of the Partnership Enterprise are large enterprises that can form upstream and downstream business cooperation relationships with the GP’s significant shareholders (that is, the Project Company). The investment decisions of the Partnership Enterprise are made jointly by the GP and all LPs in accordance with this Agreement. With the stake in the Partnership Enterprise being relatively decentralized and no single participant being able to control the investment decisions of the Partnership Enterprise, the Partnership Enterprise has no actual controller.

2.2	Apportionment of stock assets

The initial number of shares owned after the Partnership Enterprise completes the investment in the Investment Project is apportioned to all the LPs in proportion to each LP’s paid-up capital contribution in the Partnership Enterprise, and is managed by the GP through establishing an internal ledger. After initially apportioning the number of shares, the GP shall notify the apportioned number to each LP in a proper manner as soon as practicable. In case of selling down the stake in the Partnership Enterprise, the GP shall set out, in a selldown proceeds distribution document, the change of the apportioned shares to each LP that participates in the selldown. Such share apportionment does not go through any procedure of securities registration and transfer. In case of capitalization from capital reserve of the Project Company, distribution of bonus shares, share placement, or other capital equity adjustments subsequently, the number of shares apportioned above and belonging to all LPs shall be adjusted proportionally. For ease of operation, the fractional portion in the number of shares caused by rounding down the apportioned number of shares in the calculation process (the resulting figure of the number is accurate to single digits, without decimal points) shall be reasonably apportioned among all LPs by the GP.

2.3	Divestment principles

2.3.1	Selldown of shares shall meet the requirements of laws, regulations, and stock trading rules, and shall be applicable to non-restricted shares only.

2.3.2
Each LP makes independent selldown decisions on the shares apportioned and belonging to the LP, and the GP performs selldown operations in accordance with the laws, regulations, trading rules, the Partnership Agreement, and this Agreement.

2.4	Divestment decision-making mechanism

2.4.1	Preferred divestment mechanism: block trading.

(1)
Considering the background of the establishment of the Partnership Enterprise and the rigid requirements of the stock trading rules, in order to minimize the potential conflicts of interest between the LPs arising from the selldown performed in a call auction mechanism, the shares belonging to each LP are preferably sold down in a block trading mechanism. The LP finds a suitable buyer to take the shares to be sold down in a block trading transaction, provided, however, that the LP shall send a reasonably prior written trading notice to the GP and issue a trading instruction in accordance with the GP’s requirements. The GP may also recommend a suitable buyer to the LP, and subject to consent of the LP, carry out the block trading selldown according to this Agreement. The trading instruction shall include at least: the number of shares to be sold down, the trading price, the name of the transferee, the transferee’s securities account information, and the specified trading number.

(2)
In principle, the GP accepts a block trading instruction of only one LP within one trading day in order to avoid conflicts of interest. If more than one LP issues a block trading instruction to the GP in one day, only the trading instruction of the LP whose prior trading notice arrives at the GP first will be executed. The specific arrangements are as follows:

A.
The LP that intends to sell down its shares in a block trading transaction in a trading day shall send a prior trading notice to the GP by email before 11:00 a.m. of the trading day, and thereafter make a telephone call to the GP to confirm that the GP has received the prior trading notice. The prior trading notice shall specify the number of shares to be sold down, and the selldown price or a lower limit of the discount rate against the closing price of the day.

B.
The GP replies to the LP by email before 14:00 of the trading day to confirm that the LP whose prior trading notice arrives at the GP first will participate in the block trading selldown of the trading day, and that other LPs cannot participate in the block trading selldown of the trading day.

C.	For an LP that participates in the block trading selldown as confirmed by the GP, the LP shall send a formal block trading instruction as required by the GP.

(3)
Any prior trading notice and any trading instruction that do not meet the foregoing requirements hereof are invalid, and may be rejected and repudiated by the GP, and the liability arising therefrom shall be borne by the corresponding LP.

(4)
Given that the time window of the block trading is 30 minutes after the closing of the trading day, the LP shall communicate with the GP as early as possible and agree on the specific arrangements for the trading. If the remaining available trading time is not enough to complete the block trading selldown operation after the LP’s trading instruction reaches the GP, the GP has the right to repudiate the instruction, and the relevant liability shall be borne by the corresponding LP.

(5)
The GP will exercise its best efforts to complete the trading instruction of the LP. However, the trading instruction issued by the LP under this Agreement is vulnerable to trading failure, subject to the communication and confirmation between the LP and the GP, the communication and confirmation between the GP and the trading buyer and the securities brokerage company, the securities trading rules, the time that the selldown operation takes, the requirements of the securities brokerage company on the reporting of the instruction and the procedure of circulating the instruction, and the operation collaboration of the trading counterparty, and other factors uncontrollable by the GP such as possible technical failures. The Parties agree that if any of such matters occurs, the GP shall not be held liable, and the Parties shall initiate another new block trading procedure in accordance with this Agreement.

2.4.2
Alternative divestment mechanism: call auction mechanism. As proposed by one or more LPs who individually or aggregately hold 30% or more of the total outstanding shares of the Partnership Enterprise, the call auction mechanism may apply to selldown of the shares. Subject to the aforesaid conditions, the GP raises a selldown proposal to all LPs according to market conditions. The selldown proposal includes the upper limit of the total number of shares to be sold down, the upper limit of the number of shares that each LP can request to sell down according to the percentage of remaining shares held by the LP, the lower limit of the selldown price, the time limit of the selldown operation, and the deadline of reply from the LP. Each LP who receives the selldown proposal from the GP and agrees to the selldown proposal shall, as required by the GP, request to sell down a specific number of shares, but the request shall not include requirements such as price and time limit of the selldown operation.

The LP who agrees to participate in the share selldown shall reply to the GP in writing (including by email, the same below) before the deadline specified in the selldown proposal. By sending the written reply, the LP is deemed to agree that the GP will sell down the shares in accordance with this Agreement and the selldown proposal raised by the GP, and is deemed to issue an irrevocable selldown trading instruction to the GP. In case that the instruction is not in compliance with Section 2.4.2 hereof (including but not limited to failure to reply to the GP in writing before the deadline), the reply or instruction shall be deemed invalid, and the GP has the right to repudiate the trading instruction, with the relevant liability being borne by the corresponding LP.

2.4.3
Other mechanisms. In case that new regulatory rules are promulgated in the future on the mechanism of selling down the shares traded on the SSE STAR Market and give rise to other applicable selldown mechanisms, the Parties may otherwise negotiate and sign a relevant written document to confirm the new selldown mechanisms.

3. Income Distribution

3.1	Distribution of proceeds from share selldown

3.1.1
The proceeds from the share selldown implemented in a block trading transaction according to this Agreement shall be distributed to only the LPs that execute the block trading transaction, without being distributed to other LPs.

3.1.2
The proceeds from the actual share selldown implemented in a call auction mechanism shall be distributed among the LPs who participate in the share selldown in proportion to the valid requested number of selldown shares of each LP after deduction of the transaction taxes, the payable VAT, and additional taxes.

3.1.3
The GP shall distribute cash to the LPs within 15 business days after the Partnership Enterprise receives the share selldown proceeds. Before performing cash distribution to the LPs, the GP and the LPs check and confirm in writing the amount to be distributed. Each LP shall check and confirm in accordance with the requirements of the GP and reply in writing. The LP who does not reply within three business days after receiving the notice from the GP shall be deemed to have no objection to the amount to be distributed.

3.1.4	Other related taxes and expenses arising from the share selldown shall be borne by the participating Partners of the selldown in proportion to each Partner’s number of shares sold down.

3.2	Capital decrease procedure

3.2.1
To avoid unnecessary management costs and minimize the formality burden of the Parties, in the process of implementing the share selldown and income distribution, the procedure in industrial and commercial registration is temporarily not handled for the capital reduction one by one unless all the shares of an LP have been sold down.

3.2.2
All LPs shall agree to and provide collaboration in the procedure of industrial and commercial registration that, at the fair and reasonable discretion of the GP, needs to be handled. When all the shares of an LP have been sold down, a partnership withdrawal procedure of the LP and a procedure of industrial and commercial change registration shall be handled.

4. Miscellaneous

4.1	Validity and miscellaneous

4.1.1	This Agreement shall come into force as of the date of signing by the Parties hereto. In case that this Agreement is inconsistent with the Partnership Agreement, this Agreement shall prevail.

4.1.2
Section 16 “Governing Law and Dispute Settlement”, Section 20 “Force Majeure”, and Section 21 “Notice” of the Partnership Agreement are applicable to this Agreement and deemed to be part of this Agreement.

4.1.3	This Agreement is made in 15 counterparts, and each of the Parties hereto hold one counterpart. Matters not covered herein are subject to further negotiation between the Parties hereto.

(The remainder of this page is intentionally left blank)

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

General Partner: [Unintelligible]

China Fortune-Tech Capital Co., Ltd. (seal)
/s/ China Fortune-Tech Capital Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Shanghai Sinyang Semiconductor Materials Co., Ltd (seal)
/s/ Shanghai Sinyang Semiconductor Materials Co., Ltd

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Advanced Micro-Fabrication Equipment Inc. China (seal)
/s/ Advanced Micro-Fabrication Equipment Inc. China

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Zing Semiconductor Corporation (seal)
/s/ Zing Semiconductor Corporation

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Montage-Tech Investment Co., Ltd. (seal)
/s/ Montage-Tech Investment Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Tianjin Zhonghuan Semiconductor Co., Ltd. (seal)
/s/ Tianjin Zhonghuan Semiconductor Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Will Semiconductor Co., Ltd. (seal)
/s/ Will Semiconductor Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Shenzhen Goodix Technology Co., Ltd. (seal)
/s/ Shenzhen Goodix Technology Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Giantec Semiconductor Corporation (seal)
/s/ Giantec Semiconductor Corporation

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Anji Microelectronics Technology (Shanghai) Co., Ltd. (seal)
/s/ Anji Microelectronics Technology (Shanghai) Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Allwinner Technology Co., Ltd. (seal)
/s/ Allwinner Technology Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner:

ACM Research (Shanghai), Inc. (seal)
/s/ ACM Research (Shanghai), Inc.

Legal representative (signature) /s/ HUI WANG

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Shanghai Laimu Electronic Limited by Share Ltd (seal)
/s/ Shanghai Laimu Electronic Limited by Share Ltd

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

PNC Process Systems Co., Ltd. (seal)
/s/ PNC Process Systems Co., Ltd.

Legal representative (signature) [***]

(This is a signature page for the Supplementary Agreement to the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

Limited Partner: [Unintelligible]

Konfoong Materials International Co., Ltd (seal)
/s/ Konfoong Materials International Co., Ltd

Legal representative (signature) [***]